root9B Holdings Inc.



INVESTOR PRESENTATION JUNE 2017

(NASDAQ: RTNB)

SAFE HARBOR

Information included in this presentation, except for historical information, may include certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on root9B Holdings' current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of root9B Holdings business. These risks, uncertainties and contingencies are indicated from time to time in root9B Holdings' filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that root9B Holdings' financial results in any particular period may not be indicative of future results. root9B Holdings is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, financial results or projections, estimates used, or assumptions made, whether as a result of new information, future events, changes in assumptions or otherwise.

In addition, the financial statement formats are not consistent with formats presented in public filings with the Security & Exchange Commission. The presentation format has been selected to present information that we believe is the most useful to understand our business. We will not reconcile amounts presented with amounts included in our filing with the SEC. There can be no assurance that this information adequately meets the needs your company may have and specifically disclaim any adequacy thereto.

DISCLAIMER

This presentation contains statistical data that we obtained from industry publications and reports generated by third parties. Although we believe that the publications and reports are reliable, we have not independently verifies this statistical data.

This document may not be retained, reproduced or distributed, in whole or part, by any means (including electronic) without the prior written consent of root9B.

This document will not be left behind after this presentation, and by accepting this document and attending the presentation, you agree to be bound by the foregoing limitations.

In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. The financial results presented exclude certain adjustments which are material in nature, that are only reflected on a quarterly or annual basis.

ROOT9B HOLDINGS, INC – NASDAQ:RTNB

Overview

- Morphed from IT Services and Staffing company to Cybersecurity and Regulatory Risk in 2015.
- Headquartered in Colorado Springs, Colorado.
- Over 90 employees.
- Customers include US Cyber Command, US Air Force, and DARPA, and wide range of commercial businesses.

Shift to "pure play" cybersecurity company

- New President (Sept 2016) / New CFO (Nov 2016)
- Eric Hipkins elevated to CEO (May 2017)
- Streamlined and consolidated operations, rationalized cost structure
- Divested non-cyber assets for $10M in proceeds[1]; sale of remaining non-cyber assets anticipated to close in 2017
- Cyber revenue rose 71% in 2016 to $5.1 M

Recent Developments

- Enters into strategic partnership with The Chertoff Group
- General (Ret.) Michael Hayden Joins root9B Advisory Board



root9B Holdings Inc.
root9B Holdings Inc.
root9B Holdings Inc.
Nasdaq
RTNB
NasdaqListed

[1]Comprised of $6.0M cash, less certain working capital adjustments in excess of $1.0M plus a $4.0M earnout.

ROOT9B HIGHLIGHTS

- Diverse portfolio of DoD and Fortune 500 commercial clients.
- Mission Qualification Trainers for the Department of Defense and US Cyber Command.
- Numerous US Government IDIQ multi-year contract wins.
- Created first-ever commercial Cybersecurity-as-a-Service and HUNT Model.
- Created first-ever agentless HUNT Platform.
- Significant HUNT model adoption by Fortune 500.
- Developed over 15 software capabilities that cover IoT, Credential Assessment and Security Operations.
- Developed first-ever Adversary Pursuit Center, Colorado Springs, CO (Cybersecurity-as-a-Service).
- Cooperative Research and Development Agreement (CRADA) with Department of Homeland Security.
- World-class talent base; over 20 Certified NSA operators/analysts and distinguished Board of Advisors.

RANKED THE #1 CYBERSECURITY COMPANY BY THE CYBERSECURITY 500.

"CYBERSECURITY CHALLENGES ARE GETTING WORSE, ***FORCING THE SOLUTIONS TO CHANGE***."

MORGAN STANLEY REPORT APRIL 2016

"THE GLOBAL CYBERSECURITY SOLUTIONS MARKET IS

$75 BILLION

TODAY AND IS FORECAST TO BE NEARLY ***$170 BILLION*** BY 2020"

BANK OF AMERICA MERRILL LYNCH SEPT 2015

"THE WORLD WILL FACE A SHORTFALL OF **1.8 MILLION CYBERSECURITY WORKERS BY 2022**."

CENTRE FOR CYBERSECURITY AND EDUCATION. FEBRUARY 2017

CYBERSECURITY – MARKET

- Fragmented and immature.
  - 1200 new cyber firms launched in 2016.
  - Segments still being defined.
  - Acknowledged problem but best practices still undefined for success.
- Massive investment dollars – 3.8 billion in 2015 and 4.3 billion in 2016 – *Momentum Partners, March 2017*
- Most investments focused on trying to find a better automated endpoint solution.
- Root of the problem is not being addressed.
- Client frustration setting in – see Morgan Stanley, CyberSecurity Blue Paper Revisit – *Focusing on Security Analytics, July 2016.*
- Marketing dollars becoming less effective in hiding product differentiation. "I don't need another endpoint solution!" – *Fortune 50 CISO, January 2017*
- Managed Services/subscription model ineffective due to lack of talent and experience needed to address challenge.
- "...a holistic and global approach to cybersecurity risk is thus vital." – *Bank of America, Merrill Lynch, Thematic Investing, September 2015*

"I DON'T NEED ANOTHER ENDPOINT SOLUTION! " – FORTUNE 50 CISO JAN 2017

CYBER MARKET SEGMENTATION



25
20
15
10
5
0
$ BILLIONS
2016
2019 est.
15.4
23.5
12
14.1
3.2
4.2
2.8
3.4
3.5
4.3
1.6
3.1
1.4
3.1
2
4.4
1.4
1.8
Managed Security Services
Implementation & Integration
Cyber Strategy / Policy
Audit & Compliance Services
Vulnerability Assessments & Pen-Testing
Education & Training
Threat Intelligence Services
Incident Response Services
Other Risk Mgmt. & Advisory
R9B
R9B
R9B
R9B
R9B

*SOURCE: CHERTOFF CAPITAL

LANDSCAPE

INDUSTRY CHALLENGES

» Automated cybersecurity solutions complicate the network environment and create a diverse and porous attack surface for the adversary.

» Multiple product layers create a greater challenge for those tasked with protecting large networks and global enterprises.

» The commercial sector is not staffed or equipped to provide the level of security and service required to prevent a breach.

» Endpoint and network security solutions are susceptible to adversary reverse engineering which take advantage of product features, functions, and weaknesses.

ROOT9B SOLUTION

» Instant return on investment to clients' deployed automated solutions.

» Provides a Manned Information and agentless Active Adversary Pursuit approach to each clients' network.

» Leverages threat intelligence and client sensor data to detect existing breaches and/or prevent future compromises.

» Scalable hardware, software Cybersecurity-as-a-Service solutions tailored to client requirements.

» ORION and Threat Intelligence, integrated with automated technology and telemetry data, defeats the adversary's freedom of action in the clients' network.

"A CORPORATE AMERICA WITH AN INFORMATION SECURITY INFRASTRUCTURE **IMPERVIOUS TO THE ADVERSARY.**"

PRODUCTS

ORION
HUNT Operations Platform

ORION is an agentless platform comprised of proprietary products to execute active defense operations within a client's enterprise. ORION leverages root9B's "Think Like the Adversary" approach to discover indicators of advanced malicious activity that evades today's automated and passive technologies.

ORKOS
Visualize and Eliminate Credential Risks

ORKOS identifies the exposed credential risks that lead to network breaches and adversary lateral movement within an enterprise. ORKOS can also simulate a client's network environment to support pre and post exploitation remediation, incident response and mitigation. ORKOS fills a critical gap in defenses other security products miss.

EVENTHORIZON
Nonattributable Global Infrastructure

EVENTHORIZON provides a global, dynamic network, which may be used to perform operations or open source research, while minimizing operational security concerns. EVENTHORIZON connects users to proprietary global infrastructure enabling secure web-browsing, e-mail, file transfers, and communications.

KRATOS
Protocol Agnostic Anomaly Detection System

KRATOS is an advanced anomaly detector for critical infrastructure and industrial control systems. This fast, powerful, and protocol agnostic tool detects known anomalies as well as attacks having no known signatures. USNORTHCOM-directed testing found ZERO false positives and independent academic testing found no direct system vulnerabilities.

HARDWARE, SOFTWARE, AND CYBERSECURITY-AS-A-SERVICE SOLUTION

SERVICES

HUNT
Remote Active
Adversary Pursuit

HUNT operations provide a manned information security and active defensive approach to identify, analyze, and eradicate cyber adversaries inside a client network. These operations illuminate adversary techniques and tools which avoid detection by automated and passive security solutions.

INCIDENT RESPONSE
Compromised Recovery

This service offers client's an on demand cyber incident assessment and response. Within minutes of a suspected network ie security breach, root9B's IR team can remotely begin investigation of the suspected breach, assess significance, and respond as necessary.

THREAT INTELLIGENCE
Tactical Defense of Data

Client-focused analysis of potential threat vectors – i.e., those paths and tools a cyber adversary will use to target and attack the client's network, computers, mobile devices, etc. root9B's threat intelligence products and services are driven by the client's unique business context.

ACTIVE MANNED INFORMATION SECURITY DRIVEN BY RELEVANT THREAT INTELLIGENCE

SERVICES

ATTACK SURFACE BASELINE
Network Risk Awareness

Integrates root9B's comprehensive understanding of the client's specific business context, operational vulnerabilities, cybersecurity programs and infrastructure driven by relevant adversary threat data to provide an advanced penetration and vulnerability assessment.

NETWORK DEFENSE OPERATIONS
Advanced Managed Security Services

root9B offers a full range of complementary Managed Security Services (MSS) that provide additional defensive coverage to the Network Boundary. These services can be executed separately or as part of a larger comprehensive root9B cybersecurity program.

TRAINING
Tailored Disciplines

A comprehensive series of intermediate and advanced training courses designed to develop unique cybersecurity skills which operators and analysts can immediately apply to defending their networks from adversaries.

ACTIVE MANNED INFORMATION SECURITY DRIVEN BY RELEVANT THREAT INTELLIGENCE


CURRENT CYBERSECURITY LANDSCAPE
NETWORK BOUNDARY
CONCEDED SPACE
ADVERSARY
UNDETECTED PRESENCE
140 DAYS
NO BUSINESS CONTEXT
DRIVEN OR FOCUSED THREAT
KNOWLEDGE
PASSIVE MANAGED SECURITY SERVICES
PENTEST/ VULNERABILITY SCANS
PASSIVE MANAGED SECURITY SERVICES
AV Products
IDS
IPS
Passive Automated Security Technology
Firewall
Industry Best Practices
PENTEST/ VULNERABILITY SCANS
Compliance
Known Vulnerabilities
Generic Reporting
Automated Scans
Policy Audits
Network Architecture Review
TRAINING
Technology Driven
Passive Focused
Not Adversary Relevant

CYBER DEFENSE WITH ROOT9B



NETWORK BOUNDARY
DEFENDED SPACE
MANNED
INFORMATION SECURITY
powered by ORION
ORION
ORKOS
HUNT
NETWORK DEFENSE OPERATIONS
ATTACK SURFACE BASELINE
THREAT INTELLIGENCE
TRAINING

R9B PRODUCTS

- Orion
- Orkos
- Daedalus
- Kratos

R9B SERVICES

- HUNT
- Network Defense Operations
- Threat Intelligence
- Training
- Attack Surface Baseline
- Incident Response

THE ADVERSARY PURSUIT CENTER REPRESENTS A TRUE PARADIGM SHIFT IN

PRO-ACTIVE CYBERSECURITY OPERATIONS.

24/7/365
REMOTE
NETWORK
DEFENSE


R9B
MANNED

RTNB – WHAT SUCCESS LOOKS LIKE

THE NARRATIVE

- Managed Security Services Market is estimated to be $23.5B by 2019.*
- The Adversary Pursuit Center (APC) model is the solution the market needs – CaaS with HUNT.
- Each APC can support 100+ clients.
- At scale of 25 average size clients (1 million per year), each APC models at over 50% direct GM increasing with each client.
- Government contract vehicle wins produce additional training and tool revenue.
- Other software sales – i.e. ORKOS & KRATOS.

ROOT9B OBJECTIVE

- RTNB needs less than 1% MSS market share to be extremely successful.
- Replicate APC model in multiple cities and countries.
- Access to talent and in-house training capability supports growth and scaling needs.
- 5-10 new APC clients in 2017, 30 in 2018 and 100 in 2019.
- At least one new APC launched in 2019.
- Target of $10-20 million Government sales in 2017, $25-100 in 2018.
- Success in APC and government will drive software

*SOURCE: CHERTOFF CAPITAL

EACH APC ONLY NEEDS 25 CLIENTS TO PRODUCE OVER 50% DIRECT GM

PAST PERFORMANCE

Federal agencies can access root9B's services and leverage the full strength of our global capabilities, through a wide range of easy-to-use government contract vehicles. These include Blanket Purchase Agreements (BPAs), and agency-specific Indefinite Delivery Indefinite Quantity Contracts (IDIQs).

GOVERNMENT CONTRACT VEHICLES HAVE A CEILING VALUE OF OVER $21B.

ROOT9B HAS BEEN AWARDED MULTIPLE SOLE SOURCE CONTRACTS BY THE U.S. GOVERNMENT.

CYBERSECURITY 500

WORLD'S HOTTEST SECURITY COMPANIES



Cybersecurity Ventures compiles and publishes the widely popular **Cybersecurity 500** list of the world's hottest and most innovative cybersecurity companies. Updated quarterly, the list is now in it's 9th edition for Q4 2016 and relied upon by cybersecurity decision makers, recommenders, and evaluators.

root9B held the number one position on the **Cybersecurity 500** ranking of the World's Hottest and Most Innovative Cybersecurity Companies for all of 2016.

root9B maintains the number one ranking for Q1 2017.



MANAGEMENT TEAM

JOSEPH J. GRANO, JR. | NON-EXECUTIVE CHAIRMAN

- Former Chairman and CEO of root9B Holdings
- Former Chairman of the Homeland Security Advisory Council (2002-2005)
- Former Chairman and CEO of UBS Financial Services (formerly UBS PaineWebber)

ERIC HIPKINS | CEO, ROOT9B HOLDINGS FOUNDER OF ROOT9B, LLC

- 25 years specialty experience in advanced cyber operations
- National Security Agency Intelligence Analyst and Adjunct Faculty

DAN WACHTLER | PRESIDENT

- Accomplished entrepreneur with 20+ years in business operations
- Previously, owner and CEO of global risk advisory and consulting firm

JOHN HARBAUGH | COO

- 20+ years of global cyber, threat operations leadership & management
- US Intelligence Professional & Member of Dir. National Intel Senior Executive Service

MICHAEL MORRIS | CTO

- 15 years experience in Advanced Offensive & Defensive operations
- National Security Agency technical leader responsible for several emerging mission areas

BILL HOKE | CFO

- 30+ years experience in financial management and business operations
- Previously, Mesa Air Group and VP Insight Enterprises

ROOT9B ADVISORY BOARD

JOSEPH J. GRANO JR. **CHAIRMAN & CEO OF ROOT9B HOLDINGS**	RICHARD A. GRASSO	JUDGE WILLIAM H. WEBSTER	DR. MICHELE MALVESTI **CHAIRPERSON**	LEWIS C. MERLETTI	GENERAL JAMES T. HILL	LIEUTENANT GENERAL RONNIE D. HAWKINS
◦ Former Chairman and CEO of UBS Financial Services (formerly UBS PaineWebber) ◦ Former Chairman of the Board of Governors of NASD; Member, Executive Committee ◦ Former Chairman of the Homeland Security Advisory Council (2002-2005)	◦ Former NYSE chairman and Chief Executive Officer (1995-2003)	◦ Chairman of the Homeland Security Advisory Council ◦ Former Director of the Federal Bureau of Investigation (1978-1987) ◦ Former Director of Central Intelligence (1987-1991)	◦ Former Senior Director, Combating Terrorism National Security Council ◦ Vice President in the National Security Sector at Science Applications International Corporation (SAIC) ◦ Board member, Special Operations Warrior Foundation	◦ Former Director of United States Secret Service ◦ Special Agent in Charge, Presidential Protective Division ◦ Sergeant, Special Forces – Green Beret, United States Army	◦ President of the JT Hill Group ◦ Former Combatant Commander, United States Southern Command ◦ General, Army	◦ Former Director of the Defense Information Systems Agency ◦ Commander, JFHQ-DoD Information Networks ◦ President of the Hawkins Group

TRAINING

ATT	EF	CTIA	HCC
ADVERSARY TACTICS AND TECHNIQUES Five Week Course	EXPLOIT FUNDAMENTALS Two Week Course	CYBER THREAT INTELLIGENCE ANALYSIS One Week Course	HUNT CERTIFICATION COURSE One Week Course

ROOT9B PROVIDES TAILORED ON-RAMP TRAINING TO BOTH GOVERNMENT AND COMMERCIAL CUSTOMERS.

RTNB HISTORICAL FINANCIALS

	2016	2015
Revenue	$ 10,238,552	$ 11,157,480
Direct cost of revenue	9,818,751	9,865,889
Selling, general and administrative	17,180,089	12,341,351
Depreciation and amortization	704,919	373,876
Loss from operations	**(17,465,207)**	**(11,423,636)**
Non-Operating Income (Expense)		
Derivative Income	1,928,970	3,644,594
Goodwill Impairment	(2,044,477)	-
Other Expense	(718,473)	(330,643)
Income Tax Benefit	-	84,399
Loss from continuing operations	**(18,299,187)**	**(8,025,286)**
Loss from discontinued operations, net of taxes	(11,869,982)	(312,740)
Loss on sale of discontinued operations, net of taxes	(317,159)	-
Net Loss	**$ (30,486,328)**	**$ (8,338,026)**

RTNB CONSOLIDATED BALANCE SHEETS & CAP TABLE SUMMARY

	2016	2015
ASSETS		
Current Assets	**$ 3,777,982**	**$ 2,101,184**
Assets held for sale	10,956,392	20,639,623
Property and Equipment - Net	2,375,364	2,883,727
Other / Intangible Assets	2,629,718	4,964,270
Total Assets	**$ 19,739,456**	**$ 30,588,804**
LIABILITIES AND EQUITY		
Current Liabilities	6,609,409	3,935,339
Liabilities held for sale	4,410,348	1,993,777
Long-Term Liabilities	4,652,950	3,540,084
Stockholders Equity	4,066,749	21,119,604
Total Liabilities and Equity	**$ 19,739,456**	**$ 30,588,804**

CAP TABLE SUMMARY as of DECEMBER 31, 2016:

6.1 million common shares outstanding

10.2 million fully diluted

CONTACT US

root9B HOLDINGS INC.

DAN WACHTLER
PRESIDENT

p: 719.661.5114
e: dan.wachtler@root9B.com

ERIC HIPKINS
CHIEF EXECUTIVE OFFICER

p: 719.505.6717
e: eric.hipkins@root9B.com

THE EQUITY GROUP (INVESTOR RELATIONS)

DEVIN SULLIVAN

p: 212.836.9608
e: dsullivan@equityny.com